                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:
[_] Preliminary Proxy Statement         [_] Confidential, for Use of the Com-
                                            mission Only (as permitted by
                                            Rule 14a-6(e)(2))


[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           SunGard Data Systems Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
          6(i)(2) or Item 22(a)(2) of Schedule 14A.
     [_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4)  Proposed maximum aggregate value of transaction:
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     (5)  Total fee paid:
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     [_]  Fee paid previously with preliminary materials.
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     [_]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
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     (4)  Date Filed:
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

                       [TO APPEAR ON SUNGARD LETTERHEAD]


April 1, 1996



Dear Stockholder:

You are cordially invited to attend the 1996 Annual Meeting of Stockholders of SunGard Data Systems Inc., which will be held on Friday, May 10, 1996, beginning at 9:00 a.m., at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania. The official notice of the meeting, together with a proxy statement and proxy card, is enclosed. Please give this information your careful attention.

Your participation in the Company's affairs is important. To assure your representation at the meeting, whether or not you expect to be present, please date and sign the enclosed proxy card and return it as soon as possible in the envelope provided. Also, please indicate on the proxy card whether you plan to attend the meeting.

Your copy of the Company's 1995 Annual Report also is enclosed. We appreciate your interest in the Company.


Sincerely,

/s/ James L. Mann

James L. Mann
Chairman, President and
Chief Executive Officer

--------------------------------------------------------------------------------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN YOUR PROXY CARD AND PROMPTLY RETURN IT IN THE REPLY ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOU OWN SHARES THAT ARE REGISTERED DIFFERENTLY, THEN PLEASE DATE, SIGN AND RETURN ALL OF THEM. THANK YOU.
--------------------------------------------------------------------------------

                           SunGard Data Systems Inc.
                               1285 Drummers Lane
                           Wayne, Pennsylvania 19087
                                 (610) 341-8700

            ----------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 10, 1996
            ----------------------------------------------------------


To Our Stockholders:

The 1996 Annual Meeting of Stockholders of SunGard Data Systems Inc. will be held at 9:00 a.m. local time, on Friday, May 10, 1996, at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103, for the following purposes:

  1. To elect directors.

  2. To vote on approval of the Company's 1996 Equity Incentive Plan.

  3. To vote on approval of the Company's 1996 Employee Stock Purchase Plan.

  4. To act upon such other business as may properly come before the meeting.

Only holders of the Company's common stock at the close of business on March 15, 1996 are entitled to receive notice of the meeting and to vote at the meeting.

You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to date and sign the enclosed proxy card and promptly return it in the enclosed reply envelope (which requires no postage if mailed in the United States).


By Order of the Board of Directors,


/s/ LAWRENCE A. GROSS
Lawrence A. Gross
Vice President and General Counsel,
Secretary


April 1, 1996

                           SunGard Data Systems Inc.
                               1285 Drummers Lane
                           Wayne, Pennsylvania 19087
                                 (610) 341-8700



                                PROXY STATEMENT


This proxy statement and the accompanying proxy card are being furnished to the stockholders of SunGard Data Systems Inc. in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use in voting at the 1996 Annual Meeting of Stockholders to be held at the Four Seasons Hotel, One Logan Square, Philadelphia, Pennsylvania 19103 on Friday, May 10, 1996, at 9:00 a.m., or at any adjournment or postponement of the meeting. These proxy materials are first being mailed to stockholders on or about April 1, 1996.

Proxies in the form enclosed, if properly submitted and not revoked, will be voted as directed on the proxies. Any proxy not directing to the contrary will be voted "for" the election of the named nominees as directors and "for" approval of each of the other proposals. Sending in a signed proxy does not affect a stockholder's right to attend the meeting and vote in person, since the proxy is revocable. Any stockholder who submits a proxy may revoke it at any time before it is voted by delivering a later-dated proxy or a written notice of revocation to the Secretary of the Company at the Company's headquarters or at the meeting.

At the close of business on March 15, 1996, the record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the 1996 Annual Meeting, the Company's outstanding voting securities consisted of 42,000,220 shares of common stock, held by approximately 2,600 stockholders of record. In order for a quorum to be present at the 1996 Annual Meeting, a majority of the outstanding shares of the Company's common stock as of the close of business on the record date must be present in person or represented by proxy at the meeting. All such shares that are present in person or represented by proxy at the meeting will be counted in determining whether a quorum is present, no matter how the shares are voted or whether they abstain from voting or are broker non-votes. All information in this proxy statement with respect to the Company's common stock reflects the July 1995 two-for-one stock split.

Holders of common stock are entitled to one vote per share. The election of directors will be determined by a plurality vote, with the eight nominees receiving the most "for" votes being elected. Approval of each of the other proposals requires that a majority of the quorum vote "for" the proposal. An abstention or broker non-vote on any proposal other than the election of directors, therefore, will have the same legal effect as an "against" vote, although some persons analyzing the voting results may interpret these actions differently.

The Company will pay the cost of this solicitation, which will be made primarily by mail. Proxies also may be solicited in person, or by telephone, facsimile or similar means, by directors, officers or employees of the Company without additional compensation. In addition, D. F. King & Co., Inc. will provide solicitation services to the Company for a fee of approximately $4,500 plus out-of-pocket expenses. The Company will, on request, reimburse stockholders who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

Eight directors are to be elected at the 1996 Annual Meeting to serve for one-year terms until the 1997 Annual Meeting and until their respective successors are elected and qualified. All of the nominees currently are serving as directors of the Company. The Company knows of no reason why any nominee would be unable to serve as a director. Each nominee has consented to being named in this proxy statement and to serve if elected. If any nominee should for any reason become unable to serve, then all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may designate, or the Board may reduce the number of directors to eliminate the vacancy.

The following information about the Company's nominees for election as directors is based, in part, upon information furnished by the nominees.

-----------------------------------------------------------------------------------------------------------------------------------
    Nominee and Current Positions with the Company       Age                Principal Occupations and Employment
===================================================================================================================================
Gregory S. Bentley                                       40    President and Chairman of the Board (since 1995) and Vice President
   Director (since 1991)                                       (1991 to 1995), Bentley Systems, Inc., Exton, PA (engineering
   Member, Audit Committee                                     software company); President (1983 to 1991), SunGard Systems
                                                               International Inc., a subsidiary of the Company since 1987.
-----------------------------------------------------------------------------------------------------------------------------------

Michael C. Brooks                                        51    Managing Partner (since 1993) and General Partner (since 1985),
   Director (since 1985)                                       J. H. Whitney & Co., New York, NY (venture capital firm).
   Chairman, Compensation Committee
   Member, Executive Committee
-----------------------------------------------------------------------------------------------------------------------------------

Albert A. Eisenstat                                      65    Private investor (since 1993); Executive or Senior Vice President
   Director (since 1991)                                       (1985 to 1993) and Vice President and General Counsel (1980 to
   Member, Compensation Committee                              1987), Apple Computer, Inc., Cupertino, CA (computer and software company).
-----------------------------------------------------------------------------------------------------------------------------------

Bernard Goldstein                                        65    Managing Director (since 1979), Broadview Associates, L. P.,
   Director (since 1994)                                       Fort Lee, NJ (investment banking firm).
   Member, Compensation Committee
-----------------------------------------------------------------------------------------------------------------------------------

James L. Mann                                            61    Chairman of the Board (since 1987) and President and Chief
   Director (since 1983)                                       Executive Officer (since 1986) of the Company; President and Chief
   Chairman, Executive Committee                               Operating Officer (1983 to 1985) of the Company.
   Chairman of the Board, President
   and Chief Executive Officer
-----------------------------------------------------------------------------------------------------------------------------------

Michael Roth                                             64    Of Counsel (since 1989), Rosenman & Colin, New York, NY (law firm).
   Director (since 1991)
   Member, Audit Committee
-----------------------------------------------------------------------------------------------------------------------------------

Malcolm I. Ruddock                                       53    Treasurer (since 1989), Director of Finance (1988 to 1989) and
   Director (since 1983)                                       Director of Acquisitions and Divestments (1979 to 1988), Sun
   Chairman, Audit Committee                                   Company, Inc., Philadelphia, PA (independent refiner and marketer).
   Member, Executive Committee
-----------------------------------------------------------------------------------------------------------------------------------

Lawrence J. Schoenberg                                   63    Director of public companies (since 1990); Chairman (1967 to 1991)
   Director (since 1991)                                       and Chief Executive Officer (1967 to 1990), AGS Computers, Inc.,
   Member, Audit Committee                                     Mountainside, NJ (software and computer services company).
-----------------------------------------------------------------------------------------------------------------------------------


Mr. Brooks also is a director of DecisionOne Corporation and P-COM, Inc. Mr. Eisenstat also is a director of all funds in the Benham Mutual Fund Group, Business Objects, S.A. and Commercial Metals Company. Mr. Goldstein also is a director of Apple Computer, Inc., Enterprise Systems Inc., Franklin Electronic Publishers Inc. and SPSS, Inc. Mr. Mann also is a director of Integrated Systems Consulting Group and T-Netix, Inc. Mr. Schoenberg also is a director of Forecross Corporation, Government Technology Services Inc., Merisel Inc. and PennAmerica Group Inc.

Board of Directors and Committee Meetings

During 1995, the Board of Directors held eight meetings, the Audit Committee held four meetings, the Compensation Committee held six meetings, and the Executive Committee held two meetings. The Board of Directors does not have a standing Nominating Committee. During 1995, each director attended at least 93% of the total number of meetings of the Board of Directors and Committees on which he served. Meeting attendance averaged 98% among all directors.

The Audit Committee reviews the Company's accounting and financial practices and policies and the scope and results of the Company's external and internal audits. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent public accountants and administers the Company's business conduct, conflict of interest and related policies. Only outside directors who are not employees of the Company may serve on the Audit Committee.

The Compensation Committee establishes the compensation policies for executive officers of the Company, evaluates and approves the compensation of the chief executive officer and reviews his recommendations as to the compensation of the other executive officers. The Compensation Committee also administers the Company's stock option, purchase and award plans. Only outside directors who are not employees of the Company may serve on the Compensation Committee.

The Executive Committee reviews certain aspects of transactions and policies that have been generally approved by the Board of Directors. The Executive Committee also is authorized to exercise the powers of the Board of Directors during the intervals between Board meetings, except those powers that are prohibited by law from being delegated.

Director Compensation

Directors who are employees of the Company do not receive additional compensation for serving on the Board of Directors or Committees. Each outside director receives an annual fee of $6,000, fees of $2,000 for each quarterly meeting of the Board of Directors attended and $500 for each other Board meeting attended, and reimbursement of applicable travel and other expenses. In addition, each outside director Committee chairman receives an annual fee of $2,000, and each outside director Committee member receives fees of $1,000 for each Committee meeting attended.

Under the Company's Restricted Stock Award Plan for Outside Directors, restricted stock awards are automatically granted to "outside directors" -- those who are not, and were not during the twelve months before election to the Board, officers or employees of the Company. Each outside director automatically receives an award of 10,000 shares upon initial election to the Board, and will automatically receive additional awards of 10,000 shares upon reelection as an outside director every fifth year thereafter. At the 1996 Annual Meeting, if reelected, Messrs. Brooks, Eisenstat, Roth, Ruddock and Schoenberg each will receive an additional restricted stock award for 10,000 shares of common stock.

The shares awarded are subject to transfer restrictions until they vest, at the rate of 2,000 shares per year, on the dates of the Company's next five Annual Meetings following the date of grant. If an outside director dies or is permanently disabled, or if a change in control of the Company occurs, then all remaining unvested shares immediately vest. If an outside director's directorship terminates for any other reason, then all remaining unvested shares are forfeited.

The Company has entered into indemnification agreements, in the form approved by the stockholders, with the Company's directors and officers.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table contains certain information about the beneficial ownership of the Company's common stock as of March 15, 1996 (the record date) by each person who is known by the Company to beneficially own more than 5% of the Company's common stock, by each of the Company's directors, by each of the Company's executive officers named in the Summary Compensation Table below, and by all of the Company's directors and executive officers as a group.

-----------------------------------------------------------------------------------------------------------------------------
          Name of Beneficial Owner or Group                   Number of Shares Beneficially Owned              Percent
                                                     ---------------------------------------------------         of
                                                        Direct/(1)/        Voting or          Right to         Class/(4)/
                                                                    Investment Power/(2)/  Acquire/(3)/
=============================================================================================================================
FMR Corp./(5)/                                                   --       4,892,600/(6)/            --          11.6%
Edward C. Johnson 3d, Chairman, FMR Corp.
Abigail P. Johnson, Director, FMR Corp.
   82 Devonshire Street
   Boston, Massachusetts 02109
-----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Associates, Inc./(5)/                              --       3,807,400/(7)/            --           9.1%
  100 E. Pratt Street
  Baltimore, Maryland 21202
-----------------------------------------------------------------------------------------------------------------------------
Gregory S. Bentley (director)                               124,878              --                 --            --
-----------------------------------------------------------------------------------------------------------------------------
Michael C. Brooks (director)                                 12,000              --              10,000           --
-----------------------------------------------------------------------------------------------------------------------------
Cristobal I. Conde (executive officer)                      217,149              --              12,973           --
-----------------------------------------------------------------------------------------------------------------------------
Philip L. Dowd (executive officer)                           98,416              --             108,973           --
-----------------------------------------------------------------------------------------------------------------------------
Albert A. Eisenstat (director)                               12,000              --              10,000           --
-----------------------------------------------------------------------------------------------------------------------------
Bernard Goldstein (director)                                 19,000           1,000                  --           --
-----------------------------------------------------------------------------------------------------------------------------
James L. Mann (director and chief executive officer)        491,744              --              62,500          1.3%
-----------------------------------------------------------------------------------------------------------------------------
Michael F. Mulholland (executive officer)                     2,609              --              38,608           --
-----------------------------------------------------------------------------------------------------------------------------
Michael Roth (director)                                      10,000              --              10,000           --
-----------------------------------------------------------------------------------------------------------------------------
Malcolm I. Ruddock (director)                                 6,500           5,500              10,000           --
-----------------------------------------------------------------------------------------------------------------------------
Lawrence J. Schoenberg (director)                             8,876              --              10,000           --
-----------------------------------------------------------------------------------------------------------------------------
Richard C. Tarbox (executive officer)                         3,896              --              25,726           --
-----------------------------------------------------------------------------------------------------------------------------
All 19 directors and executive officers                   1,105,821           6,620             510,994          3.8%
-----------------------------------------------------------------------------------------------------------------------------

(1) Shares held in the beneficial owner's name or jointly with others, or in the name of a broker, bank, nominee or trustee for the beneficial owner's account, including shares held under the Company's Employee Stock Purchase Plan. Includes 6,000, 2,000, 2,000, 8,000, 2,000, 2,000 and 2,000
     restricted shares held by Messrs. Bentley, Brooks, Eisenstat, Goldstein, Roth, Ruddock and Schoenberg, respectively, and 24,000 restricted shares held by all directors as a group, that are subject to transfer restrictions and forfeiture (see Director Compensation).

(2) Shares for which the beneficial owner has or may be deemed to have sole or shared voting and/or investment power.

(3) Shares which the beneficial owner has the right to acquire within 60 days after the record date by exercising stock options or by automatic grant of restricted stock awards to outside directors. Includes 2,973, 2,973, 8,408 and 6,206 unvested shares that may be acquired by Messrs. Conde, Dowd, Mulholland and Tarbox, respectively, and 53,976 unvested shares that may be acquired by all executive officers as a group which, if acquired, would be subject to transfer restrictions and repurchase by the Company. Includes 10,000 restricted shares that will be awarded to each of Messrs. Brooks, Eisenstat, Roth, Ruddock and Schoenberg, if reelected at the 1996 Annual Meeting, under the Company's Restricted Stock Award Plan for Outside Directors (see Director Compensation).

(4) Unless otherwise indicated, the beneficial ownership of any named person does not exceed one percent of the outstanding shares of common stock.

(5) Each of these beneficial owners, and/or one of its affiliates, is a customer of the Company, having purchased the Company's software and/or computer services in the ordinary course of business.

(6) Based upon a Schedule 13G, Amendment No. 2, dated February 14, 1996, filed by the beneficial owners.

(7) Based upon a Schedule 13G, Amendment No. 4, dated February 14, 1996, filed by T. Rowe Price Associates, Inc. ("Price Associates"). Includes shares owned by various individual and institutional investors which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote. Price Associates disclaims beneficial ownership of these shares.


                             EXECUTIVE COMPENSATION

Compensation Committee Report

The Company's compensation policies for executive officers, as determined by the Compensation Committee, are to (a) provide competitive compensation packages so as to attract and retain superior executive talent, (b) link a significant portion of compensation to financial results, so as to reward successful performance, and (c) provide long-term equity compensation, so as to further align the interests of executive officers with those of stockholders and further reward successful performance. The principal components of the Company's executive officer compensation program are base salary, annual cash incentive payments, periodic stock options, and, beginning in 1994, long-term incentive awards under which stock options may be earned if performance goals are met.

Cash Compensation. The primary factor used to set cash compensation for the Company's executive officers is an analysis of competitive executive compensation based upon general business compensation surveys as well as more specific compensation surveys of companies of comparable business, size and complexity to the Company. An independent compensation consultant, whose services are available to the Compensation Committee, assists the Company with this analysis of competitive compensation. Although the group of companies covered by this analysis includes most of the companies contained in the S&P Computer Software and Services Index (see Performance Graph), the Index companies are not separately analyzed for compensation purposes because, by themselves, they do not provide a large enough statistical sample. The Company believes that the new Nasdaq Computer and Data Processing Index (see Performance Graph) may provide an appropriate statistical sample for compensation analysis purposes, but the Company has not yet had the opportunity to analyze this new Index for this purpose.

The Company's policy is to pay its executive officers at or somewhat above competitive compensation averages for comparable positions. Compensation levels for individual executive officers, however, may be more or less than competitive averages, depending upon a subjective assessment of individual factors such as the executive's position, skills, achievements, tenure with the Company and historical compensation levels. In applying the analysis of competitive compensation, the Company focuses on total cash compensation. The split between base salary and annual cash incentive payment also is based upon that analysis, but it tends to be somewhat more influenced by individual factors such as the executive's position and historical compensation levels. Generally, previously granted stock options and other equity awards are not considered in setting cash compensation levels.

The performance goals for executive officers' 1995 annual cash incentive plans were set at the beginning of the year and took into account the Company's overall financial goals for 1995. For corporate officers, the incentive payments depended solely upon the rate of increase in the Company's net income over the previous year, except that in one case an additional incentive payment was based upon a performance goal specific to the executive's function. For group chief executive officers, the incentive payments depended solely upon the budgeted operating income of the operating business groups they manage, except that from 9% to 23% of the incentive payment could be lost depending upon the group's average number of days sales outstanding in accounts receivable.

On average, total cash compensation at targeted goals for executive officers increased by 6% in 1995, and incentive payments at targeted goals constituted 28% of total cash compensation. Based upon actual 1995 results, all executive officers met or exceeded their targeted goals, except for one group chief executive officer who was slightly under his targeted goal and one former group chief executive officer who did not meet his targeted goal.

Equity Compensation. Historically, the Company has granted stock options and awards at irregular intervals at the discretion of the Compensation Committee. In evaluating equity compensation for an executive officer, the Compensation Committee considers primarily the executive's position, skills, achievements and tenure with the Company, and the level and timing of previously granted stock options and awards. The Compensation Committee also considers the Company's total "overhang," which equals (a) the number of shares of common stock subject to outstanding stock options and awards plus the number of shares of common stock available for future stock options and awards, divided by (b) the number of total outstanding shares of common stock plus the number of shares of common stock described in clause (a), expressed as a percentage. As of December 31, 1995, the Company's total overhang was 6.3%, of which 4.2% was represented by shares subject to outstanding stock options and awards, and 2.1% was represented by shares available for future stock options and awards. Other than stock options granted to Mr. Mann (as discussed below) and those granted to a new group chief executive officer before he was promoted into that position, no stock options were granted to executive officers during 1995.

In 1994, the Company began a program ("LTIP program") of granting annual long-term incentive awards to the group chief executive officers ("LTIP awards"). Each LTIP award allows a group chief executive officer to earn stock options if he achieves certain goals for cumulative growth in his group's operating income during a three-year period, subject to continued employment during that period. During 1995, LTIP awards covering 1995 through 1997 were granted to the group chief executive officers (see Long-Term Incentive Plan Award Table).

Changes for 1996. After consultations with the Company's independent compensation consultant, the Company changed its incentive compensation programs to more closely align the interests of its key executives with those of its stockholders and to implement a performance-based equity compensation program for more of its key executives. Beginning in 1996, annual cash incentive payments for all corporate officers will be based upon growth in earnings per share rather than net income. Also beginning in 1996, the LTIP program for group chief executive officers will be extended to cover corporate officers (excluding Mr. Mann as explained below), business unit presidents and other key executives. The number of option shares that may be earned by each participant in the LTIP program is determined on the basis of an analysis of competitive equity compensation programs. This wider-scope LTIP program is intended to replace, for most purposes, the Company's prior practice of granting stock options and awards at irregular intervals, although the Company will continue this practice in certain circumstances such as for key employees who do not participate in the LTIP program, for newly hired or promoted executives, and for executives who join the Company via acquisition. Since most participants in the new LTIP program cannot earn any options until the beginning of 1999, and in view of the Company's low overhang and the previous absence of a regular stock option grant program, the Compensation Committee also approved the grant of stock options to executive officers, business unit presidents and certain other key employees in early 1996 (see Proposal Two--1996 Awards). The number of shares covered by the stock options and LTIP awards granted in early 1996 required the adoption of a new equity incentive plan (see Proposal Two).

Chief Executive Officer's Compensation. Mr. Mann's base salary for 1995 was $400,000, an increase of $30,000 or 8.1% over his 1994 base salary. Mr. Mann's 1995 annual cash incentive payment depended solely upon the rate of increase in the Company's net income. The Company's goal is to grow its net income by at least 15% per year. If the Company's 1995 net income had increased by 15%, then Mr. Mann's 1995 incentive payment would have been approximately $201,000, yielding total cash compensation at the 50th percentile of competitive compensation levels based upon the Company's analysis. The Company's actual 1995 net income (excluding one-time, after-tax merger costs associated with acquisitions that were accounted for as poolings-of-interests) grew by 23%, yielding an incentive payment to Mr. Mann of $449,806.

Because the restricted stock award granted to Mr. Mann in May 1990 became fully vested in May 1995, the Compensation Committee determined that it was necessary and appropriate to approve additional equity compensation for Mr. Mann.
After meeting with the Company's independent compensation consultant to review an analysis of competitive equity compensation, and after considering Mr.
Mann's achievements and tenure with the Company and the Company's low overhang, the Compensation Committee authorized the issuance of options to Mr. Mann to purchase 500,000 shares of the Company's common stock, at an exercise price equal to the market value on the date of grant, vesting ratably over a four-year period. Due to limitations in the Company's equity incentive plans, options to purchase 400,000 shares were issued to Mr. Mann during 1995, and options to purchase 100,000 shares were issued to Mr. Mann at the beginning of 1996.
During the four-year vesting period of these options, Mr. Mann will not participate in the Company's LTIP program.

Deductibility of Certain Compensation. Section 162(m) of the Internal Revenue Code (the "Code") denies a deduction for certain compensation exceeding $1,000,000 paid to the chief executive officer and four other highest paid executive officers, excluding (among other things) certain performance-based compensation. Through December 31, 1995, this provision has not affected the Company's tax deductions, but the Company will continue to monitor the potential impact of Section 162(m) on the Company's ability to deduct executive compensation.

                           Michael C. Brooks, Chairman of Compensation Committee Albert A. Eisenstat, Member of Compensation Committee
                             Bernard Goldstein, Member of Compensation Committee

Summary Compensation Table

The following table contains certain information about compensation earned during the last three fiscal years by the Company's chief executive officer and four other executive officers who were most highly compensated during the most recent fiscal year. The Company's fiscal year is the calendar year.

------------------------------------------------------------------------------------------------------------------------------------

                                                   Annual Compensation              Long -Term Compensation               All
                                              -------------------------------- ------------------------------------      Other
                                                                                                                       Compensa-
     Name and Principal Position        Year   Salary    Bonus        Other        Awards/(2)/        Payouts          tion ($)/(3)/

                                                ($)       ($)        Annual    ------------------------------------
                                                                    Compensa-      Securities        Long-Term
                                                                  tion ($)/(1)/    Underlying        Incentive
                                                                                   Options/SARs (#)  Plans ($)
====================================================================================================================================


JAMES L. MANN                           1995  400,000   449,806          73,490     400,000/(4)/          --           5,280
   Chairman of the Board, President     1994  370,000   389,492          55,578               --          --           3,684
   and Chief Executive Officer          1993  340,000   364,928          53,161               --          --           8,929
------------------------------------------------------------------------------------------------------------------------------------

CRISTOBAL I. CONDE                      1995  300,000   441,352              --               --          --           6,000
   Chief Executive Officer, SunGard     1994  297,250   104,013              --               --          --           5,625
   Trading Systems Group                1993  297,250        --              --               --          --           4,891

------------------------------------------------------------------------------------------------------------------------------------

PHILIP L. DOWD                          1995  244,000   108,676          14,255               --          --           6,000
   Chief Executive Officer, SunGard     1994  228,000   287,853           7,581               --          --           5,625
   Trust & Shareholder Systems Group    1993  210,000   132,839           3,997               --          --           6,745

------------------------------------------------------------------------------------------------------------------------------------

MICHAEL F. MULHOLLAND/(5)/              1995  200,000   149,588           9,321           33,000          --           6,000
  Chief Executive Officer, SunGard      1994       --        --              --               --          --              --
  Recovery Services Group               1993       --        --              --               --          --              --

------------------------------------------------------------------------------------------------------------------------------------

RICHARD C. TARBOX                       1995  153,000   202,868           5,566               --          --           6,000
   Vice President-Corporate             1994  144,000   110,662           6,069           14,000          --           5,625
   Development                          1993  126,000   147,291           6,013               --          --           3,780
------------------------------------------------------------------------------------------------------------------------------------

(1)  Consists of amounts reimbursed in connection with the payment of taxes.
     The cost of perquisites is not disclosed for any executive officer named in the table, because the disclosure threshold (the lower of $50,000 or 10% of salary plus bonus) was not reached.

(2) Generally, the Company's stock option awards vest over a four- or five-year period. Upon termination of employment, only vested stock option shares may be purchased. Upon a change in control of the Company, all unvested stock options vest six months later or upon an earlier involuntary termination of employment without cause (see Proposal Two).

(3) Consists of Company contributions to a defined contribution retirement plan.

(4) Excludes 100,000 option shares that were authorized for issuance to Mr. Mann during 1995, but were not issued until the beginning of 1996 (see Compensation Committee Report).

(5) Mr. Mulholland became Chief Executive Officer of the SunGard Recovery Services Group in October 1995.

Option Grant Table

The following table contains, for each of the Company's executive officers named in the Summary Compensation Table, (a) the number of shares of the Company's common stock underlying options granted during 1995, (b) the percentage that those options represent of total options granted to employees during 1995, (c) the exercise price per share, which equals the market value on the date of grant, (d) the expiration date, and (e) the potential realizable value, assuming 5% and 10% annual rates of appreciation (compounded annually) in the market value of the Company's common stock throughout the option term.

 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Potential Realizable Value at
                                              Individual Grants                              Assumed Annual Rates of Stock
                                                                                          Price Appreciation for Option Term/(1)/
                        ----------------------------------------------------------------------------------------------------------
                                       Number of     % of Total     Exercise
                                      Securities      Options       or Base    Expiration        5% ($)         10% ($)
         Name                         Underlying     Granted to      Price        Date
                                        Options      Employees in   ($/Sh)
                                      Granted (#)   Fiscal Year
===================================================================================================================================
James L. Mann/(2)/                         400,000       54.9%      26.250       10/31/05       6,603,394      16,734,296
-----------------------------------------------------------------------------------------------------------------------------------
Cristobal I. Conde                              --         --           --             --            --              --
-----------------------------------------------------------------------------------------------------------------------------------
Philip L. Dowd                                  --         --           --             --            --              --
-----------------------------------------------------------------------------------------------------------------------------------
Michael F. Mulholland/(3)/                  33,000        4.5%      20.625        2/18/05         428,041       1,084,741
-----------------------------------------------------------------------------------------------------------------------------------

Richard C. Tarbox                               --         --           --             --            --              --
-----------------------------------------------------------------------------------------------------------------------------------

(1) The actual value, if any, which an option holder may realize will depend upon the amount by which the actual market value on the date of exercise exceeds the exercise price and also on the option holder's continued employment through the vesting period. The actual value to be realized by the option holder may be greater or less than the potential realizable values stated in this table.

(2) The table excludes 100,000 option shares that were authorized for issuance to Mr. Mann during 1995, but were not issued until the beginning of 1996 (see Compensation Committee Report). The options granted to Mr. Mann are non-qualified stock options which are exercisable in full one year after the date of grant but are subject to repurchase until they vest over four years in equal 25% increments.

(3) The options granted to Mr. Mulholland include 24,240 incentive stock options which are exercisable and vest over five years in equal 20% increments beginning one year after the date of grant, and 8,760 non-qualified stock options which are exercisable in full one year after the date of grant but are subject to repurchase until they vest over five years in equal 20% increments.

Aggregated Option Exercises and Year-End Option Value Table

The following table contains, for each of the Company's executive officers named in the Summary Compensation Table, (a) the number of shares of the Company's common stock acquired upon the exercise of options during 1995, (b) the value realized as a result of those exercises (based upon the last sale price on the date of exercise less the option exercise price), (c) the number of shares of the Company's common stock underlying unexercised options held on December 31, 1995, and (d) the value of in-the-money options held on December 31, 1995, based upon the last sale price on December 29, 1995, of $28.50 per share of common stock.


-----------------------------------------------------------------------------------------------------------------------------------
         Name               Shares        Value      Number of Securities Underlying               Value of Unexercised
                           Acquired    Realized ($)        Unexercised Options                      In-The-Money Options
                              on                             at Year-End (#)                          at Year-End ($)
                         Exercise (#)               -------------------------------- ----------------------------------------------
                                                     Exercisable/(1)/  Unexercisable        Exercisable/(1)/  Unexercisable
===================================================================================================================================
James L. Mann/(2)/            65,500     1,638,500             71,640        405,360         1,598,260      1,015,240
-----------------------------------------------------------------------------------------------------------------------------------
Cristobal I. Conde                --            --             10,000             --           235,000             --
-----------------------------------------------------------------------------------------------------------------------------------
Philip L. Dowd                20,000       525,000            106,000             --         2,471,500             --
-----------------------------------------------------------------------------------------------------------------------------------
Michael F. Mulholland          6,000       106,500             25,000         33,000           504,688        259,875
------------------------------------------------------------------------------------------------------------------------------------

Richard C. Tarbox              3,600        55,575             19,711          8,839           336,954         80,656
------------------------------------------------------------------------------------------------------------------------------------

(1) Exercisable option shares include 7,140, 10,800 and 3,621 unvested, in-the-money option shares having year-end values of $153,510, $219,075 and $42,728, respectively, which, if acquired by Messrs. Mann, Mulholland and Tarbox, respectively, would be subject to transfer restrictions and repurchase by the Company under the Company's stock option plans.

(2) The table excludes 100,000 options that were authorized for grant to Mr. Mann during 1995, but were not granted until early 1996 (see Compensation Committee Report).

Long-Term Incentive Plan Award Table

The following table contains, for each of the Company's executive officers named in the Summary Compensation Table, (a) the number of option shares underlying LTIP awards granted in 1995, (b) the performance period for those LTIP awards, and (c) the number of option shares that may be earned under those LTIP awards if certain threshold, target and maximum performance goals for cumulative operating income growth during 1995 through 1997 are met. Stock options earned under these LTIP awards will be non-qualified options, will be granted as of the first trading day after the end of the three-year performance period, will have a term of ten years beginning on the date of grant, will be fully vested beginning on the date of grant, and will be fully exercisable no later than six months after the date of grant.

-----------------------------------------------------------------------------------------------------------------------------------

                          Number of          Performance or Other                           Estimated Future Payouts
                            Shares           Period Until Maturation                  under Non-Stock Price-Based Plans/(1)/
         Name             Underlying           or Payout                        ---------------------------------------------------
                            Options                                                     Threshold       Target         Maximum
                          Awarded (#)                                                 (# of shares)  (# of shares)  (# of shares)
====================================================================================================================================

James L. Mann                 --                                  --                            --             --             --
------------------------------------------------------------------------------------------------------------------------------------

Cristobal I. Conde             14,200              1/1/95 - 12/31/97                         7,100         14,200          14,200
------------------------------------------------------------------------------------------------------------------------------------

Philip L. Dowd                 21,800              1/1/95 - 12/31/97                        10,900         21,800          21,800
------------------------------------------------------------------------------------------------------------------------------------

Michael F. Mulholland          14,533              1/1/95 - 12/31/97                         7,267         14,533          14,533
------------------------------------------------------------------------------------------------------------------------------------

Richard C. Tarbox                  --                             --                            --             --             --
------------------------------------------------------------------------------------------------------------------------------------

(1) If the threshold is not achieved, then no options will be earned. If actual results are between the threshold and target goals, then the number of option shares earned will be prorated, and the exercise price will be $19.05 per share, which is the average of the last reported sale prices of the Company's common stock on the first ten trading days of 1995. If the target is exceeded, then the number of option shares earned will be the target amount, and, in lieu of additional cash compensation, the option exercise price will be reduced depending upon the amount by which the target was exceeded, but not below $12.09 per share.

Certain Transactions with Management

Recipients of awards under the Company's 1990 restricted stock plan also received non-recourse, balloon loans from the Company to help defray taxes due as a result of the awards. These loans bore interest at the prime rate, and the Company reimbursed recipients for their costs incurred in connection with the interest due under the loans. In 1991, Mr. Mann received such a loan in the amount of $499,750. This loan matured in May 1995 and was paid in full by Mr. Mann in May 1995.

Mr. Goldstein, a current director of the Company, is Managing Director of Broadview Associates, L. P., an investment banking firm engaged by the Company in connection with acquisitions. During 1995, the Company paid approximately $850,000 to Broadview Associates, L. P., for services related to two 1995 acquisitions and one 1994 acquisition.

Compensation Committee Interlocks and Insider Participation

Messrs. Brooks, Eisenstat and Goldstein have served on the Compensation Committee since May 1994.

No person who served as a member of the Company's Compensation Committee during 1995 was a current or former officer or employee of the Company. Mr. Goldstein, a current member of the Company's Compensation Committee, is Managing Director of Broadview Associates, L. P., an investment banking firm engaged by the Company in connection with acquisitions (see Certain Transactions with Management).

During 1995, the Company had no compensation committee "interlocks"--meaning that it was not the case that an executive officer of the Company served as a director or member of the compensation committee of another entity and an executive officer of the other entity served as a director or member of the Compensation Committee of the Company.

Performance Graph

The following graph shows a comparison of the five-year cumulative total return for the Company's common stock, the S&P 500 Index, the S&P Computer Software and Services Index ("S&P Computer Index") and the Nasdaq Computer & Data Processing Index ("Nasdaq Computer Index"), assuming an investment of $100 in each on December 31, 1990. The Company has selected the new Nasdaq Computer Index to replace the S&P Computer Index in the Company's performance graph, because the Company believes that the Nasdaq Computer Index is more representative of the Company's peers than the S&P Computer Index. The data points used for the performance graph are listed in the chart below.

------------------------------------------------------------------------------------------------------------
Performance Graph Data Points                   12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
============================================================================================================
SunGard Data Systems Inc. Common Stock               100       168       264       367       342       507
------------------------------------------------------------------------------------------------------------
S&P 500 Index/(1)/                                   100       130       140       155       157       215
------------------------------------------------------------------------------------------------------------
S&P Computer Software & Services Index/(1)/          100       152       181       230       273       383
------------------------------------------------------------------------------------------------------------
Nasdaq Computer & Data Processing Index/(2)/         100       202       217       230       279       425
------------------------------------------------------------------------------------------------------------

Sources:  (1) Zacks Investment Research, Inc.; (2) The Nasdaq Stock Market.


                       [PERFORMANCE GRAPH APPEARS HERE.]

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's directors and officers (and possibly other persons) to file reports about their beneficial ownership of the Company's common stock. Based solely upon a review of the copies of such reports furnished to the Company by its directors and officers during and with respect to the year 1995, and based upon their written representations that they were not required to file any other reports for 1995, the Company believes that none of its directors or officers failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act with respect to the year 1995.


                                  PROPOSAL TWO

              APPROVAL OF THE COMPANY'S 1996 EQUITY INCENTIVE PLAN

In February 1996, the Board of Directors adopted the Company's 1996 Equity Incentive Plan ("1996 Incentive Plan"), subject to approval by the stockholders of the Company. The primary reasons for adopting the 1996 Incentive Plan are to facilitate the Company's new equity compensation programs (see Compensation Committee Report) and to ensure that the Company will be able to continue providing equity compensation to its key employees.

Purposes. The purposes of the 1996 Incentive Plan are to promote the long-term retention of the Company's key employees who are in a position to make significant contributions to the success of the Company, to further reward these employees for their contributions, to provide additional incentive to these employees to continue making similar contributions, and to further align the interests of these employees with those of the Company's stockholders. To achieve these purposes, the 1996 Incentive Plan permits grants of incentive stock options ("ISOs"), options not intended to qualify as ISOs ("non-qualified options"), restricted stock awards, unrestricted stock awards, LTIP and other performance awards, loans and supplemental cash awards, and combinations of the foregoing (all referred to as "Awards").

Number of Shares. The 1996 Incentive Plan permits Awards to be granted for a total of 1,750,000 shares of the Company's common stock, with an individual limit of 200,000 shares per recipient per year (subject to appropriate adjustments to reflect stock splits and other changes in the capitalization of the Company). Had the 1996 Incentive Plan been in effect as of December 31, 1995, the number of shares then available for future stock options and awards would have increased from 930,000 to 2,680,000, and the Company's total overhang (see definition in Compensation Committee Report) would have increased from 6.3% to 9.8%. Shares issued under the 1996 Incentive Plan may be treasury shares, reacquired shares or newly-issued shares. Shares issuable under Awards that terminate unexercised, shares issuable under Awards that are payable in stock or cash but are paid in cash, and shares issued but later forfeited will be available for future Awards under the 1996 Incentive Plan.

Eligibility. All current and future employees of the Company and its subsidiaries are eligible to receive Awards under the 1996 Incentive Plan.

Administration. The 1996 Incentive Plan is administered by the Compensation Committee, which determines, among other things and subject to certain conditions, the persons eligible to receive Awards, the persons who actually receive Awards, the type of each Award, the number of shares of common stock subject to each Award, the date of grant, exercise schedule, vesting schedule and other terms and conditions of each Award, whether to accelerate the exercise or vesting schedule or waive any other term or condition of an Award, whether to amend or cancel an Award, and the form of any instrument used under the 1996 Incentive Plan. The Compensation Committee has the right to adopt rules for the administration of the 1996 Incentive Plan, settle all controversies regarding the 1996 Incentive Plan and any Award, and construe and correct defects and omissions in the 1996 Incentive Plan and any Award. The 1996 Incentive Plan may be amended, suspended or terminated by the Board of Directors, subject to certain conditions, provided that stockholder approval will be required in order to increase the number of shares issuable under the 1996 Incentive Plan or when otherwise necessary for the 1996 Incentive Plan to continue to satisfy the requirements of certain securities and tax laws, rules and regulations. The Compensation Committee may delegate all or any portion of its authority to a subcommittee consisting of at least two members.

Stock Options. Recipients of stock options under the 1996 Incentive Plan will have the right to purchase shares of the Company's common stock at an exercise price, during a period of time and on such other terms and conditions determined by the Compensation Committee. For ISOs, the exercise price must be at least 100% (110% if issued to a 10% stockholder) of fair market value on the date of grant, and the term cannot exceed ten years (five years if issued to a 10% stockholder) from the date of grant. For non-qualified options, the exercise price must be at least 100% of fair market value on the date of grant, except that (a) the exercise price of a non-qualified option may be equal to or greater than 85% of the fair market value on the date of grant, if the discount is granted in lieu of a reasonable amount of cash compensation, or (b) the exercise price of a non-qualified option granted pursuant to an LTIP or other performance award may be (i) 100% of fair market value determined either as of the date the performance award is granted or as of the date the non-qualified option is granted under the award, or (ii) an amount less than fair market value if the discount is granted in lieu of a reasonable amount of cash compensation as consideration for exceeding the goals set forth in the performance award. If permitted by the Compensation Committee and subject to certain conditions, an option exercise price may be paid by delivery of shares of the Company's common stock that have been outstanding for at least six months, or a promissory note, or a broker's undertaking to promptly deliver the necessary funds, or by a combination of those methods. If permitted by the Compensation

Committee, options may be settled by the Company paying to the recipient, in cash or shares of common stock (valued at fair market value), an amount equal to the fair market value minus the exercise price of the option shares.

Stock Awards. The 1996 Incentive Plan provides for restricted and unrestricted stock awards. Stock awards allow the recipient to acquire shares of the Company's common stock for their par value or any higher price determined by the Compensation Committee. In the case of restricted stock awards, the shares acquired are subject to a vesting schedule and other possible conditions determined by the Compensation Committee. The restrictions will apply ratably for at least three years unless the restricted stock award is subject to a performance award, in which case restrictions will apply for at least one year. In the case of unrestricted stock awards, any discount in the price below fair market value on the date of grant must be in lieu of reasonable cash compensation.

Performance Awards. The 1996 Incentive Plan provides for performance awards entitling the recipient to receive stock options, stock awards or other types of Awards conditional upon achieving performance goals determined by the Compensation Committee. Performance goals may involve overall corporate performance, operating group or business unit performance, personal performance or any other category of performance determined by the Compensation Committee. Financial performance may be measured by revenue, operating income, net income, earnings per share, number of days sales outstanding in accounts receivable, productivity, return on equity, common stock price, price-earnings multiple, or other financial factors determined by the Compensation Committee.

Other Awards. Under the 1996 Incentive Plan, loans or supplemental cash awards may be granted to recipients of Awards to help defray taxes due as a result of the Awards. The terms and conditions of loans and supplemental cash awards, including the interest rate which may be zero, and whether any loan will be forgiven, are determined by the Compensation Committee.

Termination of Employment. Generally, upon termination of a recipient's employment with the Company, stock options remain exercisable for a period of three months (one year if termination is due to death or disability) to the extent that they were exercisable at the time of termination, and unvested shares under outstanding restricted stock awards vest immediately except in the case of a voluntary resignation or termination for cause (as defined in the 1996 Incentive Plan). Stock options and other Awards that are not exercisable at the time of termination automatically terminate, and payments or benefits under deferred stock awards, performance awards and supplemental cash awards that are not irrevocably due at the time of termination are forfeited.

Change in Control. Upon a change in control of the Company, all outstanding options become fully exercisable, all unvested shares under outstanding restricted stock awards vest, and all conditions on performance awards and supplemental cash awards that relate only to the passage of time and continued employment lapse, in all cases effective six months after the change in control or upon an earlier involuntary termination of employment without cause. The pre-change in control Board of Directors of the Company may elect, however, to suspend operation of some or all of the change in control acceleration provisions. Performance goals (and any other award conditions unrelated to the passage of time or continued employment) will not lapse upon a change in control unless so provided in particular awards (see 1996 Awards). For purposes of the 1996 Incentive Plan, a "change in control" means: (a) the occurrence of an event that would be required to be reported by the Company under Item 1(a) of Form 8-K pursuant to the Exchange Act; (b) the acquisition or receipt, in any manner, by any person or any group of persons acting in concert, of direct or indirect beneficial ownership of 20% or more of the combined voting securities ordinarily having the right to vote for the election of directors of the Company; (c) a change in the constituency of the Board of Directors of the Company with the result that individuals (the "Incumbent Directors") who are currently members of the Board cease for any reason to constitute at least a majority of the Board, provided that any individual who is elected to the Board subsequently and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board; or (d) the sale, exchange or other disposition of all or a significant portion of the Company's business or assets, or the execution by the Company of a binding agreement providing for such a transaction.

Summary of Federal Income Tax Consequences. This discussion, which is based upon federal income tax law as in effect on December 31, 1995, summarizes certain federal income tax consequences associated with the 1996 Incentive Plan. The tax consequences to executive officers may be different from those summarized below.

No taxable income is realized upon the grant of a stock option, nor upon the exercise of an ISO except to the extent that the exercise may result in alternative minimum tax liability. Upon the exercise of a non-qualified option, the recipient realizes ordinary income equal to the fair market value on the date of exercise minus the exercise price of the option shares. If restricted shares of the Company's common stock are used to settle a stock option, however, then the realization of income may be deferred. Upon a disposition of shares acquired by exercise of a stock option, the gain or loss generally constitutes a capital gain or loss. In the case of a disposition of ISO shares within one year after the date of exercise or within two years after the date of grant, the difference between the fair market value on the date of exercise and the exercise price constitutes ordinary income, any additional gain or loss above or below the fair market value on the date of exercise constitutes a capital gain or loss.

Upon the grant of an unrestricted stock award, the recipient realizes ordinary income equal to the fair market value on the date of grant minus the price paid for the shares awarded. A recipient of a restricted stock award realizes ordinary income only as of and when the shares vest. The ordinary income realized on each vesting or transfer date equals the fair market value on that date less the price paid for the shares. A recipient of a restricted stock award may, however, choose or be required by the terms of the award to elect under Section 83(b) of the Code to have the ordinary income associated with all of the restricted shares realized and measured on the date of grant. A recipient who makes such an election and later forfeits restricted shares may not claim a loss for tax purposes.

The tax consequences of a performance award depend upon the nature of the underlying Award earned if and when the performance goals are achieved. Generally, loans made under the 1996 Incentive Plan do not result in taxable income to the recipient. If the interest rate is lower than certain rates specified under the Code, however, then ordinary income may be imputed to the recipient. Forgiveness of all or part of a loan also results in ordinary income to the recipient. The recipient of a supplemental cash award realizes ordinary income equal to the amount received.

Generally, whenever a recipient realizes ordinary income, a corresponding deduction is available to the Company. Under Section 162(m) of the Code, however, the Company will be denied a deduction for certain compensation exceeding $1,000,000 paid to its chief executive officer and four other highest paid executive officers, excluding (among other things) certain performance-based compensation (see Compensation Committee Report).

1996 Awards. The Company recently changed its equity compensation programs to more closely align the interests of its key executives with those of its stockholders and to implement a performance-based equity compensation program for more of its key executives (see Compensation Committee Report). To implement the new programs, in 1996, the Company granted stock options and LTIP awards to executive officers, business unit presidents and certain other key employees. Because there were insufficient shares available under the Company's other equity plans to cover these options and awards, some of the stock options and most of the LTIP awards granted in 1996 were granted under the 1996 Incentive Plan and are subject to stockholder approval of the 1996 Incentive Plan.

The following table contains, for each of the Company's executive officers named in the Summary Compensation Table, for all of the Company's executive officers as a group, and for all of the Company's employees other than executive officers as a group, (a) the number of shares of the

Company's common stock underlying options granted during 1996, indicating whether they were granted under the 1996 Incentive Plan or under other equity plans, (b) the potential realizable value of those options, assuming 5% and 10% annual rates of appreciation (compounded annually) in the market value of the Company's common stock throughout the option term, and (c) the number of option shares that may be earned under the LTIP awards granted during 1996 under the 1996 Incentive Plan, if certain minimum and goal targets for cumulative operating income growth during 1996 through 1998 are met.


 ------------------------------------------------------------------------------------------------------------------------
                                                                Stock Options/(1)/            LTIP Awards/(2)/
                                 ----------------------------------------------------------------------------------------
                                     Number of Shares      Potential Realizable Value at         Number of Shares
                                   Underlying Options      Assumed Annual Rates of Stock     Underlying Options that
     Name                               Granted            Price Appreciation for Option          May be Earned
                                                                     Term/(3)/
-------------------------------------------------------------------------------------------------------------------------
                                     1996       Other              5%              10%           Minimum        Goal
                                  Incentive    Equity             ($)              ($)             (#)           (#)
                                  Plan (#)     Plans (#)
=========================================================================================================================
James L. Mann/(4)/                        --     100,000       1,823,794        4,621,853            --            --
-------------------------------------------------------------------------------------------------------------------------
Cristobal I. Conde                        --      18,000         380,638          964,613         6,100        12,200
-------------------------------------------------------------------------------------------------------------------------
Philip L. Dowd                            --      36,000         761,277        1,929,225         7,850        15,700
-------------------------------------------------------------------------------------------------------------------------
Michael F. Mulholland                     --      18,000         380,638          964,613         6,800        13,600
-------------------------------------------------------------------------------------------------------------------------
Richard C. Tarbox                         --      18,000         380,638          964,613         2,850         5,700
-------------------------------------------------------------------------------------------------------------------------
All 12 executive officers/(5)/            --     318,000       6,375,577       16,156,963        50,850       101,700
-------------------------------------------------------------------------------------------------------------------------
All employees other than             639,970     323,750      20,928,217       53,036,211        66,000       132,000
 executive officers/(6)/
-------------------------------------------------------------------------------------------------------------------------

(1) Each stock option has an exercise price equal to the fair market value of the Company's common stock on the date of grant, and generally a ten-year term and a five-year vesting schedule. Some of these options are ISOs with varying exercise schedules, and some are non-qualified options with exercise schedules that match the vesting schedules.

(2) Under each LTIP award, if the minimum target is not achieved, then no options will be earned. If actual results are between the minimum and goal targets, then the number of option shares earned will be prorated, and the exercise price will be $28.54 per share, which is the average of the last reported sale prices of the Company's common stock on the first ten trading days of 1996. If the goal target is exceeded, then the number of option shares earned will be the goal amount, and, in lieu of additional cash compensation, the option exercise price will be reduced depending upon the amount by which the goal target was exceeded, but not below $16.48 per share. Stock options earned under the LTIP awards will be non-qualified options, will be granted as of the first trading day after the end of the three-year performance period, will have a term of ten years beginning on the date of grant, will be fully vested beginning on the date of grant, and will be fully exercisable no later than six months after the date of grant. The LTIP awards provide, that, if a change in control occurs, a prorated portion (based only upon elapsed time) of the option shares at goal will be granted six months later or upon an earlier involuntary termination of employment without cause.

(3) The actual value, if any, which an option holder may realize will depend upon the amount by which the actual market value on the date of exercise exceeds the exercise price and also on the option holder's continued employment through the vesting period. The actual value to be realized by the option holder may be greater or less than the potential realizable values stated in this table.

(4) These options were approved for issuance to Mr. Mann in 1995, but were not issued to him until early 1996 (see Compensation Committee Report).

(5) The LTIP awards in the table do not include an award issued under the Company's 1988 option plan to Kenneth R. Adams, the group chief executive officer of the Company's new Healthcare Information Systems Group. Under this award, Mr. Adams may earn from 15,000 to 60,000 option shares over a three-year period if certain operating income goals are achieved and possibly more option shares if the maximum goals are exceeded. During the three-year term of this award, Mr. Adams will not participate in the Company's regular LTIP program.

(6) The option shares issued under the 1996 Incentive Plan include up to 42,000 option shares that will not be issued unless certain operating income goals for 1996 are met. If all or some of the option shares are earned, the exercise price will equal the fair market value on the date of grant.

Future Awards. If the 1996 Incentive Plan is approved by the stockholders, then the Company currently plans, but will have no legal obligation or commitment, to continue granting annual LTIP awards similar to those granted in 1996, subject to approval or discontinuation by the Compensation Committee. Like the LTIP awards granted in 1996, each of these future annual LTIP awards would cover three-year performance periods. This ongoing LTIP program is intended to replace, for most purposes, the Company's prior practice of granting stock options and awards at irregular intervals (see Compensation Committee Report). No other awards under the 1996 Incentive Plan are currently planned, but others may be granted as determined by the Compensation Committee.

Stockholder Approval. There are three reasons for seeking stockholder approval of the 1996 Incentive Plan. One is to satisfy a NASD bylaw that requires companies whose shares are reported on The Nasdaq Stock Market to obtain stockholder approval of stock plans for directors, officers or key employees. The second reason is to satisfy federal income tax law requirements relating to ISOs and requirements relating to performance-based compensation, both of which include stockholder approval. The third reason is to satisfy the requirements of Rule 16b-3 under the Exchange Act, which include stockholder approval. If the Rule 16b-3 requirements are satisfied, then neither the grant of stock options or stock awards under the 1996 Incentive Plan, nor the transfer of shares to pay an option exercise price under the 1996 Incentive Plan (subject to certain conditions) will trigger the provisions of Section 16(b) of the Exchange Act regarding "short-swing" profits. If the stockholders do not approve the 1996 Incentive Plan, then the 1996 Incentive Plan will not be effective, and the stock options and LTIP awards issued under the 1996 Incentive Plan also will not be effective. The last sale price of the Company's common stock on March 15, 1996 (the record date) was $35.00 per share.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL TWO.


                                 PROPOSAL THREE

          APPROVAL OF THE COMPANY'S 1996 EMPLOYEE STOCK PURCHASE PLAN

In February 1996, the Board of Directors adopted the Company's 1996 Employee Stock Purchase Plan ("1996 ESPP"), subject to approval by the stockholders of the Company. The 1996 ESPP allows virtually all employees to make quarterly purchases of the Company's common stock at 85% of fair market value through regular payroll deductions. The terms of the 1996 ESPP are substantially similar to those of the Company's 1987 Employee Stock Purchase Plan ("1987 ESPP"). The primary reason for adopting the 1996 ESPP is that the 1987 ESPP will expire as of the end of 1996.

The purpose of the 1996 ESPP is to allow employees to continue to have the opportunity to purchase shares of the Company's common stock on favorable terms and, thereby, acquire and enlarge their stake in the Company's growth and earnings. Under the 1996 ESPP, a total of 1,000,000 shares of the Company's common stock (subject to appropriate adjustments to reflect stock splits and other changes in the capitalization of the Company) may be issued.

All full-time employees of the Company and its subsidiaries are eligible to participate in the 1996 ESPP through payroll deductions of up to ten percent of gross compensation. The amounts withheld from payroll may be used by the Company for any corporate purpose, are not segregated and do not earn interest. On the last business day of each calendar quarter, each participant may use the amounts withheld from his or her compensation to purchase shares of the Company's common stock at 85% of its then market value. No employee may purchase more than $25,000 in market value of common stock (determined on the respective purchase dates) during any calendar year. Furthermore, no employee may purchase common stock under the 1996 ESPP if, after the purchase, he or she would own five percent or more of the total outstanding shares of the Company's common stock. Executive officers are subject to certain additional restrictions and holding periods under the 1996 ESPP.

The 1996 ESPP is administered by the Compensation Committee, which has the exclusive right to construe the 1996 ESPP and to correct errors, rectify omissions and reconcile inconsistencies to the extent necessary to effectuate the 1996 ESPP. The Board of Directors may amend the 1996 ESPP, provided that any amendment which increases the number of shares issuable under the 1996 ESPP or changes the eligibility requirements for the plan requires stockholder approval. The 1996 ESPP will remain in effect until termination by the Board of Directors, purchase of all common stock issuable thereunder, or the expiration of ten years after the date of its adoption.

The 1996 ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. As a result, the 15% purchase price discount does not constitute taxable income to participants at the time they purchase shares of common stock under the 1996 ESPP. Upon a later disposition of shares, however, the 15% purchase price discount generally is recognized as ordinary income, and any additional gain constitutes a capital gain. If the shares are sold for less than the price paid, then the loss constitutes a capital loss. If the shares are sold for an amount between the price paid and the fair market value on the date of purchase, then (1) if the shares were held for at least two years, the actual gain is taxed as ordinary income, and (2) otherwise, the entire 15% purchase price discount is taxed as ordinary income and the difference between the fair market value on the date of purchase and the value on the date of disposition constitutes a capital loss. The tax consequences to executive officers may be different from those summarized above.

During 1995, 1,002, 403, 4,623 and 151,675 shares of the Company's common stock were purchased under the 1987 ESPP by Mr. Conde, Mr. Mulholland, all executive officers as a group, and all employees other than executive officers as a group, respectively, for which the 15% purchase price discount amounted to $3,750, $1,510, $17,237 and $602,970, respectively. The benefits that will be received under the 1996 ESPP are not determinable and may be more or less than the benefits received during 1995 under the 1987 ESPP.

Stockholder approval of the 1996 ESPP is required under the terms of the 1996 ESPP and by the applicable provisions of the Code. If the stockholders do not approve the 1996 ESPP, then the 1996 ESPP will not become effective.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL THREE.

                            INDEPENDENT ACCOUNTANTS

The accounting firm of Coopers & Lybrand L.L.P. has acted as the Company's independent accountants since its inception in 1983. A representative of Coopers & Lybrand is expected to be present at the 1996 Annual Meeting, to have the opportunity to make a statement if he desires to do so, and to be available to respond to appropriate questions. The Audit Committee of the Board of Directors has not yet selected independent accountants for 1996.


                             STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Company's 1997 Annual Meeting must be submitted by December 4, 1996 to receive consideration for inclusion in the Company's 1997 proxy materials.


                                 OTHER MATTERS

The Company currently knows of no other business that will be presented for consideration at the 1996 Annual Meeting. Nevertheless, the enclosed proxy confers discretionary authority to vote with respect to those matters described in Rule 14a-4(c) under the Exchange Act, including matters that the Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented at the meeting. If any such matters are presented at the meeting, then the proxy agents named in the enclosed proxy card will vote in accordance with their judgment.


EACH PERSON SOLICITED BY THIS PROXY STATEMENT MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY SENDING A WRITTEN REQUEST TO THE COMPANY'S HEADQUARTERS, ATTENTION: INVESTOR RELATIONS.


By Order of the Board of Directors,


/s/ LAWRENCE A. GROSS
Lawrence A. Gross
Vice President and General Counsel,
Secretary


April 1, 1996
Wayne, Pennsylvania

                          SunGard(R) Data Systems Inc.
                     Form of Proxy for 1996 Annual Meeting

--------------------------------------------------------------------------------
                          SunGard(R) Data Systems Inc.

               1996 Annual Meeting of Stockholders--May 10, 1996

          SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints James L. Mann and Malcolm I. Ruddock, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to represent the undersigned and to vote, as directed below, all shares of Common Stock of SunGard Data Systems Inc. (the "Company") held by the undersigned as of March 15, 1996, at the Company's 1996 Annual Meeting of Stockholders to be held on May 10, 1996 or at any postponement or adjournment of the meeting.

PROPOSAL 1:  [_] FOR the election of Gregory S. Bentley, Michael C. Brooks,
             Albert A. Eisenstat, Bernard Goldstein, James L. Mann, Michael Roth, Malcolm I. Ruddock and Lawrence J. Schoenberg as directors.

             To withhold authority to vote for all nominees, check here: [_]

             To withhold authority to vote for any individual nominee(s), clearly print his or their names in this space:

             __________________________________________________________________

PROPOSAL 2:  [_] FOR  [_] AGAINST  [_] ABSTAIN   the approval of the Company's
                                                 1996 Equity Incentive Plan.

PROPOSAL 3:  [_] FOR  [_] AGAINST  [_] ABSTAIN   the approval of the Company's
                                                 1996 Employee Stock Purchase
                                                 Plan.

                  THIS PROXY WILL BE VOTED AS DIRECTED ABOVE.
   UNLESS YOU DIRECT OTHERWISE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS.

                                                     (continued on reverse side)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   (continued from reverse side)

Both proxy agents present and acting in person or by their substitutes (or, if only one is present and acting, then that one) may exercise all of the powers conferred by this proxy. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY WITH RESPECT TO CERTAIN MATTERS, AS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

The undersigned hereby acknowledges receipt of the Company's 1995 Annual Report to Stockholders, Notice of the Company's 1996 Annual Meeting of Stockholders, and the Company's Proxy Statement dated April 1, 1996.

                                            Date:________________________, 1996
                                                 (please date this proxy)

                                            ___________________________________

                                            ___________________________________
                                                       signature(s)

Please sign your name exactly as it is printed on this proxy, indicating any title or other representative capacity. If more than one name is printed on this proxy, all must sign.

PLEASE DATE AND SIGN THIS PROXY AND PROMPTLY RETURN IT IN THE ENCLOSED POSTAGE-
                                 PAID ENVELOPE.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE COMPANY'S 1996 ANNUAL MEETING: [_]

--------------------------------------------------------------------------------

                           SunGard Data Systems Inc.
                           1996 Equity Incentive Plan
--------------------------------------------------------------------------------

1.  Purpose

    The purpose of the SunGard Data Systems Inc. 1996 Equity Incentive Plan (the "Plan") is to promote the long-term retention of key employees of SunGard Data Systems Inc., ("SunGard") and its current and future subsidiaries (collectively, the "Company") who are in a position to make significant contributions to the success of the Company, to further reward these employees for their contributions to the Company's success, to provide additional incentive to these employees to continue to make similar contributions in the future, and to further align the interests of these employees with those of SunGard's stockholders. These purposes will be achieved by granting to such employees, in accordance with the provisions of this Plan, Options, Restricted Stock or Unrestricted Stock Awards or Performance Awards, for shares of SunGard's common stock, $0.01 par value per share ("Common Stock"), or Loans or Supplemental Grants, or combinations thereof ("Awards").

2.  Aggregate Number of Shares

    2.1 The aggregate number of shares of Common Stock for which Awards may be granted under the Plan will be 1,750,000 shares, with an individual limit of 200,000 shares per Participant (as defined in Section 3.1 below) per year. Notwithstanding the foregoing, if there is any change in the capitalization of SunGard, such as by stock dividend, stock split, combination of shares, exchange of securities, recapitalization or other event which the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of SunGard deems, in its sole discretion, to be similar circumstances, the aggregate number and/or kind of shares for which Awards may be granted under the Plan shall be appropriately adjusted in a manner determined by the Committee. No fractional shares of Common Stock will be delivered under the Plan.

    2.2 Treasury shares, reacquired shares and unissued shares of Common Stock may be used for purposes of the Plan, at SunGard's sole discretion.

    2.3 Shares of Common Stock that were issuable pursuant to an Award that has terminated but with respect to which such Award had not been exercised, shares of Common Stock that are issued pursuant to an Award but that are subsequently forfeited, and shares of Common Stock that were issuable pursuant to an Award that was payable in Common Stock or cash but that was satisfied in cash, shall be available for future Awards under the Plan.

3.  Eligible Employees and Participants

    3.1 All current and future key employees of the Company, including officers and directors who are employed by the Company ("Employees"), shall be eligible to receive Awards under the Plan. Neither members of the Committee nor any other directors who are not Employees shall be eligible to receive Awards. No eligible Employee (a "Participant") shall have any right to receive an Award except as expressly provided in the Plan.

    3.2 The Participants who shall actually receive Awards under the Plan shall be determined by the Committee in its sole discretion. In making such determinations, the Committee shall consider the positions and responsibilities of eligible employees, their past performance and contributions to the Company's growth and expansion, the value of their services to the Company, the difficulty of finding qualified replacements, and such other factors as the Committee deems pertinent in its sole discretion.

4.  Administration

    4.1 The Plan shall be administered by the Committee. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Committee may delegate all or any portion of its authority hereunder to a subcommittee consisting of at least two Committee members. In addition to its other authority and subject to the provisions of the Plan, the Committee shall have the authority to determine, in its sole discretion, the Participants who shall be eligible to receive Awards, the Participants who shall actually receive Awards, the size of each Award, including the number of shares of Common Stock subject to the Award, the type or types of each Award, the date on which each Award shall be granted, the terms and conditions of each Award, whether to waive compliance by a Participant with any obligations to be performed by the Participant under an Award or waive any term or condition of an Award, whether to amend or cancel an existing Award in whole or in part (except that the Committee may not, without the consent of the holder of an Award or unless specifically authorized by the terms of an Award, take any action under this clause with respect to such Award if such action would adversely affect the rights of such holder), and the form or forms of instruments that are required or deemed appropriate under the Plan, including any written notices and elections required of Participants.

    4.2 The Committee may adopt such rules for the administration of the Plan as it deems necessary or advisable, in its sole discretion. For all purposes of the Plan, a majority of the members of the Committee shall constitute a quorum, and the vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on that matter. The Committee shall have the exclusive right to construe the Plan and any Award, to settle all controversies regarding the Plan or any Award, to correct defects and omissions in the Plan and in any Award, and to take such further actions as the Committee deems necessary or advisable, in its sole discretion, to carry out the purpose and intent of the Plan. Such actions shall be final, binding and conclusive upon all parties concerned.

    4.3 No member of the Committee or the Board shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the good faith exercise of any authority or discretion granted in the Plan to the Committee or the Board, or for any act or omission of any other member of the Committee or the Board.

    4.4 All costs incurred in connection with the administration and operation of the Plan shall be paid by the Company. Except for the express obligations of the Company under the Plan and under Awards granted in accordance with the provisions of the Plan, the Company shall have no liability with respect to any Award, or to any Participant or any transferee of shares of Common Stock from any Participant, including, but not limited to, any tax liabilities, capital losses, or other costs or losses incurred by any Participant or any such transferee.

5.  Types of Awards

    5.1  Options.

         (a) An Option is an Award entitling the recipient on exercise thereof to purchase Common Stock at a specified exercise price. Both "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (any Option intended to qualify as an incentive stock option being hereinafter referred to as an "ISO"), and Options that are not incentive stock options ("non-ISO"), may be granted under the Plan.

         (b) The exercise price of an Option will be determined by the Committee subject to the following:

             (1) The exercise price of an ISO shall not be less than 100% (110% in the case of an ISO granted to a ten percent shareholder) of the fair market value (as defined in Section 11.9) of the Common Stock subject to the ISO, determined as of the time the ISO is granted. A "ten-percent shareholder" is any person who at the time of grant owns, directly or indirectly, or is deemed to own by reason of the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of SunGard or of any of its subsidiaries.

             (2) The exercise price of a non-ISO shall not be less than 100% of the fair market value of the Common Stock subject to the non-ISO, determined as of the time the non-ISO is granted, except that:

                 (A) the exercise price of a non-ISO may be equal to or greater than 85% of the fair market value of the Common Stock subject to the non-ISO, if the discount is granted in lieu of a reasonable amount of cash compensation; or

                 (B) the exercise price of a non-ISO granted pursuant to a Performance Award may be (i) 100% of the fair market value of the Common Stock subject to the non-ISO, determined either as of the time the Performance Award is granted or as of the time the non-ISO is granted pursuant to the Performance Award; or (ii) an amount less than such fair market value if the discount is granted in lieu of a reasonable amount of cash compensation as consideration for exceeding the goal(s) set forth in the Performance Award.

             (3) In no case may the exercise price paid for Common Stock which is part of an original issue of authorized Common Stock be less than the par value per share of the Common Stock.

         (c) The period during which an Option may be exercised will be determined by the Committee, except that the period during which an ISO may be exercised will not exceed ten years (five years, in the case of an ISO granted to a ten-percent shareholder) from the day immediately preceding the date the Option was granted.

         (d) An Option will become exercisable at such time or times, and on such terms and conditions, as the Committee may determine. The Committee may at any time accelerate the time at which all or any part of the Option may be exercised. Any exercise of an Option must be in writing, signed by the proper person and delivered or mailed to the

Company, accompanied by (1) any documents required by the Committee and (2) payment in full in accordance with Section 5.1(e) below for the number of shares for which the Option is exercised.

         (e) Stock purchased on exercise of an Option must be paid for as follows: (1) in cash or by check (acceptable to SunGard in accordance with guidelines established for this purpose), bank draft or money order payable to the order of SunGard or (2) if so permitted by the instrument evidencing the Option (or in the case of an Option which is not an ISO, by the Committee at or after grant of the Option), (i) through the delivery of shares of Common Stock which have been outstanding for at least six months (unless the Committee expressly approves a shorter period) and which have a fair market value on the last business day preceding the date of exercise equal to the exercise price, or
(ii) by delivery of a promissory note of the Option holder to SunGard, payable on such terms and conditions as the Committee may determine, or (iii) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to SunGard sufficient funds to pay the exercise price, or (iv) by any combination of the permissible forms of payment; provided, that if the Common Stock delivered upon exercise of the Option is an original issue of authorized Common Stock, at least so much of the exercise price as represents the par value of such Common Stock must be paid other than by the Option holder's promissory note.

         (f) If the market price of shares of Common Stock subject to an Option exceeds the exercise price of the Option at the time of its exercise, the Committee may cancel the Option and cause SunGard to pay in cash or in shares of Common Stock (at a price per share equal to the fair market value per share) to the person exercising the Option an amount equal to the difference between the fair market value of the Common Stock which would have been purchased pursuant to the exercise (determined on the date the Option is canceled) and the aggregate exercise price which would have been paid. The Committee may exercise its discretion to take such action only if it has received a written request from the person exercising the Option, but such a request will not be binding on the Committee.

     5.2 Restricted and Unrestricted Stock.

         (a) A Restricted Stock Award entitles the recipient to acquire, for a purchase price not less than the par value, shares of Common Stock subject to the restrictions described in Section 5.2(d) below ("Restricted Stock").

         (b) A Participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the Participant accepts the Award by written instrument delivered or mailed to SunGard accompanied by payment in full of the specified purchase price, if any, of the shares covered by the Award. Payment may be by certified or bank check or other instrument acceptable to the Committee.

         (c) A Participant who receives Restricted Stock shall have all the rights of a stockholder with respect to such stock, including voting and dividend rights, subject to the restrictions described in paragraph (d) below and any other conditions imposed by the Committee at the time of grant. Unless the Committee otherwise determines, certificates evidencing shares of Restricted Stock will remain in the possession of the Company until such shares are free of all restrictions under the Plan.

         (d) Except as otherwise specifically provided by the Plan or the Award, Restricted Stock may not be sold, assigned, exchanged, pledged, gifted or otherwise disposed of, or transferred, and if a Participant suffers a Status Change (as defined in Section 6.1 below) for any reason, must be offered to SunGard for purchase for the amount of cash paid for the such stock, or forfeited to the Company if no cash was paid. These restrictions will lapse and the shares will become unrestricted ("Unrestricted Stock") at such time or times, and on such terms and conditions, as the Committee may determine; provided, however, that these restrictions will apply ratably for a minimum period of three years, unless the Restricted Stock is subject to a Performance Award, in which case these restrictions will apply for a minimum period of one year. The Committee may at any time accelerate the time at which the restrictions on all or any part of the shares will lapse.

         (e) Any Participant making, or required by an Award to make, an election under Section 83(b) of the Code with respect to Restricted Stock shall deliver to SunGard, within 10 days of the filing of such election with the Internal Revenue Service, a copy of such election.

         (f) The Committee may, at the time any Award described in this Section 5 is granted, provide that any or all the Common Stock delivered pursuant to the Award will be Restricted Stock.

         (g) The Committee may, in its sole discretion, approve the sale to any Participant of shares of Common Stock free of restrictions under the Plan for a price which is not less than the par value of the Common Stock, provided that the value of such Award, which equals the difference between the price and the fair market value of such shares on the date of grant, is in lieu of a reasonable amount of cash compensation.

     5.3 Performance Awards. A Performance Award entitles the recipient to receive, without payment, an Award or Awards described in this Section 5 following the attainment of such performance goals, during such measurement period or periods, and on such other terms and conditions, all as the Committee may determine. Performance goals may be related to overall corporate performance, operating group or business unit performance, personal performance or such other category of performance as the Committee may determine. Financial performance may be measured by revenue, operating income, net income, earnings per share, number of days sales outstanding in accounts receivable, productivity, return on equity, common stock price, price-earnings multiple, or such other financial factors as the Committee may determine.

     5.4 Loans and Supplemental Grants.

         (a) The Company may make a loan to a Participant ("Loan"), either in connection with the purchase of Common Stock under the Award or the payment of any Federal, state and local income tax with respect to income recognized as a result of the Award. The Committee shall have the authority, in its sole discretion, to determine whether to make a Loan, the amount, terms and conditions of the Loan, including the interest rate (which may be zero), whether the Loan is to be secured or unsecured or with or without recourse against the borrower, the terms on which the Loan is to be repaid and the terms and conditions, if any, under which the Loan may be forgiven. In no event shall any Loan have a term (including extensions) in excess of ten years.

         (b) In connection with any Award, the Committee may grant a cash award to the Participant ("Supplemental Grant") not to exceed an amount equal to (1) the amount of any Federal, state and local income tax on ordinary income for which the Participant may be liable with respect to the Award, determined by assuming taxation at the highest marginal rate, plus (2) an additional amount on a grossed-up basis intended to make the Participant whole on an after-tax basis after discharging all the Participant's income tax liabilities arising from all payments under this Section 5. Any payments under this Section 5(b) shall be made at the time the Participant incurs Federal income tax liability with respect to the Award.

6.   Events Affecting Outstanding Awards

     6.1 Termination of Service by Death or Disability. If a Participant ceases to be an Employee (such termination of employment being hereinafter referred to as a "Status Change") by reason of death or permanent disability (as determined by the Committee), the following rules shall apply, unless otherwise determined by the Committee:

          (a) All Options held by the Participant at the time of such Status Change, to the extent then exercisable, will continue to be exercisable by the Participant's heirs, executor, administrator or other legal representative, for a period of one year after the Participant's Status Change. After the expiration of such one-year period, all such Options shall terminate. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 6. All Options held by a Participant at the time of such Status Change that are not then exercisable shall terminate upon such Status Change.

          (b) All Restricted Stock held by the Participant at the time of such Status Change shall immediately become free of all restrictions and conditions.

          (c) Any payment or benefit under a Performance Award or Supplemental Grant to which the Participant was not irrevocably entitled at the time of such Status Change shall be forfeited and the Award canceled as of the time of such Status Change.

     6.2 Termination of Service Other Than by Death or Disability. If a Participant suffers a Status Change other than by reason of death or permanent disability (as determined by the Committee), the following rules shall apply, unless otherwise determined by the Committee at the time of grant of an Award:

          (a) All Options held by the Participant at the time of such Status Change, to the extent then exercisable, will continue to be exercisable by the Participant for a period of three months after the Participant's Status Change. After the expiration of such three-month period, all such Options shall terminate. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section
6. All Options held by a Participant at the time of such Status Change that are not then exercisable shall terminate upon such Status Change.

          (b) All Restricted Stock held by the Participant at the time of such Status Change shall immediately become free of all restrictions and conditions, unless such Status Change results from a voluntary resignation or termination for Cause (as defined in Section 6.2(d)), in which event all Restricted Stock held by the Participant at the time of the Status Change shall be transferred to the Company (and, in the event the certificates representing such Restricted Stock are held by the Company, such Restricted Stock shall be so transferred without any further action by the Participant) in accordance with
Section 5.2 above.

          (c) Any payment or benefit under a Performance Award or Supplemental Grant to which the Participant was not irrevocably entitled at the time of such Status Change shall be forfeited and the Award canceled as of the date of such Status Change.

          (d) A termination by the Company of a Participant's employment with or service to the Company shall be for "Cause" only if: (1) at least 75% of the members of the Board determined that the Participant (i) was guilty of gross negligence or willful misconduct in the performance of his or her duties for the Company, or (ii) breached or violated, in a material respect, any agreement between the Participant and the Company or any of the Company's policy statements regarding conflicts-of-interest, insider trading or confidentiality, or (iii) committed a material act of dishonesty or breach of trust; (2) such determination was made at a duly convened meeting of the Board with respect to which the Participant received at least 10 days prior written notice, had a reasonable opportunity to make a statement and answer the allegations against him or her; and (3) either (i) the Participant was given a reasonable opportunity to take remedial action but failed or refused to do so, or (ii) at least 75% of the members of the Board also determined, at such meeting, that an opportunity to take remedial action would not have been meaningful under the circumstances.

          (e) For all purposes of this Section 6.2 and Section 6.3, (1) if a Participant is an Employee of a subsidiary of SunGard and such subsidiary ceases to be a subsidiary of SunGard, then the Participant's employment with the Company will be deemed to have been terminated by the Company without Cause, unless the Participant is transferred to SunGard or another subsidiary of SunGard; (2) the employment with the Company of a Participant will not be deemed to have been terminated if the Participant is transferred from SunGard to a subsidiary of SunGard, or vice versa, or from one subsidiary of SunGard to another; and (3) if a Participant terminates his or her employment with the Company following a reduction in his or her rate of compensation, then the Participant's employment with the Company will be deemed to have been terminated by the Company without Cause.

     6.3  Change in Control

          (a) In the event of a Change in Control (as defined in Section 6.3(b)), the following rules will apply, unless otherwise expressly provided by the Committee at the time of the grant of an Award or unless otherwise determined by the Board in accordance with Section 6.3(c):

              (1) Each outstanding Option shall automatically become exercisable in full six months after the occurrence of such Change in Control or, if sooner, upon a termination by the Company of the Participant's employment with or service to the Company for any reason other than for Cause (as defined in Section 6.2(d)). This provision shall not prevent an Option from becoming exercisable sooner as to Common Stock or cash that would otherwise have become available under such Option or Right during such period.

              (2) Each outstanding share of Restricted Stock shall automatically become free of all restrictions and conditions six months after the occurrence of such Change in Control or, if sooner, upon a termination by the Company of the Participant's employment with or service to the Company for any reason other than for Cause (as defined in Section

6.2(d)). This provision shall not prevent the earlier lapse of any restrictions or conditions on Restricted Stock that would otherwise have lapsed during such period.

              (3) Conditions on Performance Awards and Supplemental Grants which relate only to the passage of time and continued employment shall automatically terminate six months after the occurrence of such Change in Control or, if sooner, upon a termination by the Company of the Participant's employment with or service to the Company for any reason other than for Cause (as defined in Section 6.2(d)). This provision shall not prevent the earlier lapse of any conditions relating to the passage of time and continued employment that would otherwise have lapsed during such period. Performance or other conditions (other than conditions relating only to the passage of time and continued employment) shall continue to apply unless otherwise provided in the instrument evidencing the Awards or in any other agreement between the Participant and the Company or unless otherwise agreed to by the Committee.

          (b) A "Change in Control" means: (i) the occurrence of an event that would, if known to SunGard's management, be required to be reported by SunGard under Item 1(a) of Form 8-K pursuant to the 1934 Act; or (ii) the acquisition or receipt, in any manner, by any person (as defined for purposes of the 1934 Act) or any group of persons acting in concert, of direct or indirect beneficial ownership (as defined for purposes of the 1934 Act) of 20% or more of the combined voting securities ordinarily having the right to vote for the election of directors of SunGard; or (iii) a change in the constituency of the Board with the result that individuals (the "Incumbent Directors") who are members of the Board on the Effective Date (as specified in Section 9) cease for any reason to constitute at least a majority of the Board, provided that any individual who is elected to the Board after the Effective Date and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board; or
(iv) the sale, exchange or other disposition of all or a significant portion of the Company's business or assets, or the execution by the Company of a binding agreement providing for such a transaction.

          (c) The provisions of Section 6.3(a) shall not apply to the extent expressly determined by at least 75% of the Incumbent Directors at a duly convened meeting of the Board held before the occurrence of a Change in Control.

7.   Grant and Acceptance of Awards

     7.1 The Committee's approval of a grant of an Award under the Plan, including the names of Participants and the size of the Award, including the number of shares of Common Stock subject to the Award, shall be reflected in minutes of meetings held by the Committee or the Board or in written consents signed by members of the Committee or the Board. Once approved by the Committee, each Award shall be evidenced by such written instrument, containing such terms as are required by the Plan and such other terms, consistent with the provisions of the Plan, as may be approved from time to time by the Committee.

     7.2 Each instrument may be in the form of agreements to be executed by both the Participant and the Company, or certificates, letters or similar instruments, which need not be executed by the Participant but acceptance of which shall evidence agreement to the terms thereof. The receipt of an Award shall not impose any obligation on the Participant to accept the Award.

     7.3 Except as specifically provided by the Plan or the instrument evidencing an Award, a Participant shall not become a stockholder of SunGard until (i) the Participant makes any required payments in respect of the Common Stock issued or issuable pursuant to the Award, (ii) the Participant furnishes SunGard with any required agreements, certificates, letters or other instruments, and (iii) the Participant actually receives the shares of Common Stock. Subject to any terms and conditions imposed by the Plan or the instrument evidencing an Award, upon the occurrence of all of the conditions set forth in the immediately preceding sentence, a Participant shall have all rights of a stockholder with respect to shares of Common Stock, including, but not limited to, the right to vote such shares and to receive dividends and other distributions paid with respect to such shares. The Committee may, upon such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any and all Common Stock subject to the Participant's Award, had such Common Stock been outstanding. Without limitation, the Committee may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

     7.4 Notwithstanding any other provision of the Plan, the Company shall not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove any restriction from shares of Common Stock previously delivered under the Plan (a) until all conditions to the Award have been satisfied or removed,
(b) until, in the opinion of SunGard's General Counsel, all applicable Federal and state laws and regulations have been complied with, (c) if the outstanding Common Stock is at the time listed on any stock exchange or included for quotation on an inter-dealer system, until the shares to be delivered have been listed or included or authorized to be listed or included on such exchange or system upon official notice of notice of issuance, (d) if it might cause SunGard to issue or sell more shares of Common Stock than SunGard is then legally entitled to issue or sell, and (e) until all other legal matters in connection with the issuance and delivery of such shares have been approved by SunGard's General Counsel. If the sale of Common Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of an Award, such representations or agreements as SunGard's General Counsel may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Common Stock bear an appropriate legend restricting transfer. If an Award is exercised by the Participant's legal representative, the Company shall be under no obligation to deliver Common Stock pursuant to such exercise until the Company is satisfied as to the authority of such representative.

8.   Tax Withholding

     The Company shall withhold from any cash payment made pursuant to an Award an amount sufficient to satisfy all Federal, state and local withholding tax requirements (the "withholding requirements"). In the case of an Award pursuant to which Common Stock may be delivered, the Committee shall have the right to require that the Participant or other appropriate person remit to the Company an amount sufficient to satisfy the withholding requirements, or make other arrangements satisfactory to the Committee with regard to such requirements, prior to the delivery of any Common Stock. If and to the extent that such withholding is required, the Committee may permit a Participant to elect at such time and in such manner as the Committee may determine to have the Company hold back from the shares of Common Stock to be delivered, or to deliver to the Company, Common Stock having a value calculated to satisfy the withholding requirement. If at the time an ISO is exercised, the Committee determines that the Company could be liable for withholding requirements with respect to a disposition of the Common Stock received upon exercise, the Committee may require as a condition of exercise that the person exercising the ISO agree (a) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code) of Common Stock received upon exercise, and (b) to give such security as the Committee deems adequate to meet the potential liability of the Company for the withholding requirements and to augment such security from time to time in any amount reasonably deemed necessary by the Committee to preserve the adequacy of such security.

9.   Stockholder Approval, Effective Date and Term of Plan

     The Plan was adopted by the Board on February 12, 1996, subject to the approval of SunGard's stockholders. The Plan shall be submitted to SunGard's stockholders for approval at SunGard's 1996 annual meeting of stockholders. If such approval is not obtained at such meeting (or at any subsequent meeting at which such approval is sought), then, at the discretion of the Board, this Plan may be re-submitted to SunGard's stockholders for approval at any subsequent annual meeting of stockholders or at any special meeting of stockholders (including a special meeting that may be called solely for that purpose). The Plan shall not become effective unless and until it is approved by the affirmative vote of the holders of a majority of the outstanding shares of SunGard's Common Stock represented and entitled to vote at a duly convened meeting of SunGard's stockholders. If this Plan is so approved by SunGard's stockholders, then the date of such approval shall be the effective date of this Plan ("Effective Date"). No Award shall be granted more than ten years after the Effective Date.

10.  Effect, Amendment, Suspension and Termination

     Neither adoption of the Plan nor the grant of Awards to a Participant will affect the Company's right to grant to such Participant awards that are not subject to the Plan, to issue to such Participant Common Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Common Stock may be issued to Employees or other persons or entities. The Board reserves the right, at any time and from time to time, to amend the Plan in any way, or to suspend or terminate the Plan, effective as of the date specified by the Board when it takes such action, which date may be before or after the date the Board takes such action; provided that any such action shall not affect any Awards granted before the actual date on which such action is taken by the Board; and further provided that the approval of SunGard's stockholders shall be required whenever necessary for the Plan to continue to satisfy the conditions of Rule 16b-3 under the 1934 Act, Section 422 of the Code with respect to the award of ISO (unless the Board determines that ISO shall no longer be granted under the Plan), any bylaw, rule or regulation of the primary market system or stock exchange on which SunGard's Common Stock is then listed or admitted to trading, or any other applicable law, rule or regulation.

11.  Other Provisions

     11.1 Nothing contained in the Plan or any Award shall confer upon any Employee or other Participant the right to continue in the employ of, or to continue to provide service to, the Company or any affiliated corporation, or interfere in any way with the right of the Company or any affiliated corporation to terminate the employment or service of any Employee or other Participant for any reason.

     11.2 Corporate action constituting an offer by SunGard of Common Stock to any Participant under the terms of an Award shall be deemed completed as of the date of grant of the Award, regardless of when the instrument, certificate, or letter evidencing the Award is actually received or accepted by the Participant.

     11.3 None of a Participant's rights under any Award or under the Plan may be assigned or transferred in any manner other than by will or under the laws of descent and distribution. The foregoing shall not, however, restrict a Participant's rights with respect to Unrestricted Stock or the outright transfer of cash, nor shall it restrict the ability of a Participant's heirs, estate, beneficiaries, or personal or legal representatives to enforce the terms of the Plan with respect to Awards granted to the Participant.

     11.4 The Plan, and all Awards granted hereunder, shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania. The headings of the Sections of the Plan are for convenience of reference only and shall not affect the interpretation of the Plan. All pronouns and similar references in the Plan shall be construed to be of such number and gender as the context requires or permits. If any provision of the Plan is determined to be unenforceable for any reason, then that provision shall be deemed to have been deleted or modified to the extent necessary to make it enforceable, and the remaining provisions of the Plan shall be affected.

     11.5 All notices with respect to the Plan shall be in writing and shall be hand delivered or sent by certified mail or reputable overnight delivery service, expenses prepaid. Notices to the Company or the Committee shall be delivered or sent to SunGard's headquarters to the attention of its General Counsel. Notices to any Participant or holder of shares of Common Stock issued pursuant to an Award shall be sufficient if delivered or sent to such person's address as it appears in the regular records of the Company or SunGard's transfer agent.

     11.6 If there is any change in the capitalization of SunGard, such as by stock dividend, stock split, combination of shares, exchange of securities, recapitalization or other event which the Committee deems, in its sole discretion, to be similar circumstances, the Committee may make such adjustments to the number and/or kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to such Awards and any other provision of such Awards affected by such change, as the Committee may determine in its sole discretion. The Committee may also make such adjustments to take into account material changes in law or in accounting practices or principles, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, as the Committee may determine in its sole discretion.

     11.7 The Committee may agree at any time, upon request of a Participant, to defer the date on which any payment under an Award shall be made.

     11.8 In any case that a Participant purchases Common Stock under an Award for a price equal to the par value of the Common Stock, the Committee may determine, in its sole discretion, that such price has been satisfied by past services rendered by the Participant.

     11.9 For the purposes of the Plan and any Award granted hereunder, unless otherwise determined by the Committee, the term "fair market value" of Common Stock on or as of a specified date shall mean either (i) in the case of an Option not granted under a Performance Award, the last sale price (as defined below in this Section) for one share of Common Stock on the last trading day on or before the specified date, or, if the foregoing does not apply, the market value determined by the Committee; or (ii) in the case of an Option granted under a Performance Award, the average of the last sale prices during the first ten trading days beginning on or after the specified date, or the average of the last sale prices during such other period of time beginning on or after the specified date as is determined by the Committee, or, if the foregoing does not apply, the market value determined by the Committee. "Last sale price" means the last sale price reported on The Nasdaq Stock Market or on such other primary market system or stock exchange on which SunGard's Common Stock is then listed or admitted to trading.

THE UNDERSIGNED CERTIFIES THAT THIS PLAN WAS DULY APPROVED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF SUNGARD DATA SYSTEMS INC., AND WAS DULY ADOPTED BY THE BOARD OF DIRECTORS OF SUNGARD DATA SYSTEMS INC., AT MEETINGS DULY HELD ON THE TWELFTH DAY OF FEBRUARY, 1996.


                                  /s/ Lawrence A. Gross
                                ----------------------------
                                LAWRENCE A. GROSS, SECRETARY
                                OF SUNGARD DATA SYSTEMS INC.

                           SunGard Data Systems Inc.
                       1996 Employee Stock Purchase Plan
--------------------------------------------------------------------------------

1.  Objective
    ---------

    The objective of this Employee Stock Purchase Plan is to advance the interests of SunGard Data Systems Inc., its stockholders and employees by encouraging its employees and the employees of its subsidiaries to acquire a stake in its growth and earnings.

    It is intended that this Employee Stock Purchase Plan shall be an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended.

2.  Definitions
    -----------

    The following terms used in this Employee Stock Purchase Plan shall have the meanings set forth below:

    A. "Accumulation Period" shall mean the period ending on the day preceding each Date of Exercise.

    B.  "Board" shall mean the Board of Directors of the Company.

    C. "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor revenue law of the United States.

    D. "Compensation" shall mean the total earnings from the Company or any Subsidiary which are subject to withholding of federal income taxes and reportable on Form W-2 and such other amounts as would have been reportable on Form W-2 which are contributed to the SunGard Data Systems Inc. Savings Plan or the SunGard Investment Systems Inc. Profit-Sharing and Savings Plan. However, "Compensation" shall not include the value of any non-cash compensation or fringe benefits (whether or not taxable or reportable as income) provided by the Company or any Subsidiary.

    E. "Committee" shall mean the Employee Stock Purchase Plan Committee established under this Plan.

    F.  "Company" shall mean SunGard Data Systems Inc.

    G. "Date of Grant" shall mean the last business day of each calendar quarter during which this Plan is in effect and the conditions of Paragraph 7C. have been satisfied.

    H. "Date of Exercise" in respect of any option granted under this Plan shall mean the Date of Grant of such option.

    I. "Eligible Employee" shall mean all employees of the Company and any Parent or Subsidiary, other than employees whose customary employment is twenty
(20) hours or less per week, and employees whose customary employment is for not more than five (5) months in any calendar year.

    J. "Parent" shall mean any corporation which is at the time in question the parent of the Company within the meaning of Section 425(e) of the Code.

    K.   "Plan" shall mean this Employee Stock Purchase Plan.

    L. "Shares" shall mean shares of the $0.01 par value common stock of the Company.

    M. "Subsidiary" shall mean any corporation which is at the time in question a subsidiary of the Company within the meaning of Section 425(f) of the Code.

    N. "Total Allocated Shares" shall mean the maximum number of Shares determined by the Committee for which options shall be granted on any Date of Grant.

3.  Number of Shares Subject to Option
    ----------------------------------

    The maximum number of Shares for which options may be granted under the Plan is 1,000,000, subject to adjustment in the event of a stock dividend, stock split, reverse stock split, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.

4.  Administration and Interpretation
    ---------------------------------

    A. This Plan shall be administered by a Committee appointed by the Board. The Committee shall consist of a minimum of three members of the Board, each of whom shall be a "disinterested person" as defined in Rule 16b-3(d)(3) under the Securities Exchange Act of 1934, as amended, of the Securities and Exchange Commission or any future corresponding rule.

    B. The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the exclusive right to construe the Plan and the options issued pursuant to it, correct defects, supply omissions and reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with this Plan to the Committee or the Board, or for the acts or omissions of any other members of the Committee or the Board. Subject to the numerical limitations on Committee membership set forth in Paragraph A. above, the Board may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board if it so desires.

5.  Payroll Deductions; Accumulation Period
    ---------------------------------------

    A. Each Eligible Employee may elect that a portion of his Compensation be accumulated by the Company, through payroll deduction, during any Accumulation Period, and applied to purchase Shares on the next Date of Exercise. The actual percentage of Compensation, up to 10%, which each Eligible Employee may elect to apply to purchase Shares shall be based upon his written election to be made in the manner determined by the Committee. All Eligible Employees shall otherwise have the same rights and privileges. The Committee shall otherwise have the same rights and privileges. The Committee shall have the right, in its sole discretion, to change the maximum percentage of Compensation which may be elected by Eligible Employees to be used to purchase Shares; provided, however, that such maximum percentage, as determined by the Committee, shall apply to all Eligible Employees.

    B. Prior to the due application of the accumulated payroll deductions to the exercise of an option to purchase Shares, an Eligible Employee shall have no interest in the Shares subject to the option. Accumulated payroll deductions may be withdrawn and further payroll deductions terminated by an Eligible Employee by giving written notice to the Treasurer of the Company, or such other person designated by the Committee for such purpose, at any time prior to a Date of Exercise. Payroll deductions credited to an Eligible Employee's account may not be assigned, transferred, pledged or otherwise disposed of by the Eligible Employee and the Company may treat any attempt to do so as an election to withdraw the funds. No interest will be paid or allowed on accumulated payroll deductions or on any other amounts credited to the account of any Eligible Employee hereunder. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose and need not be segregated.

    C. An option shall be exercisable only by an Eligible Employee and only if he is an Eligible Employee on the Date of Exercise. All accumulated payroll deductions of an individual who is not an Eligible Employee on the Date of Exercise (such as by reason of death, termination of employment and change in employment status) shall be returned to him (or to his estate, if not then living).

6.  Granting of Options and Limitations Thereon
    -------------------------------------------

    The Committee is authorized to grant options pursuant to this Plan only to Eligible Employees, subject to the following rules and limitations:

    A. On each Date of Grant, each Eligible Employee shall be granted an option for, and may elect to purchase, the number of Shares, rounded down to the nearest whole Share, which may be purchased with the amount of such Eligible Employee's Compensation accumulated during the preceding Accumulation Period; provided, however, that if the total number of whole Shares which is elected to be purchased by all Eligible Employees with regard to any such Accumulation Period, exceeds the Total Allocated Shares, then each Eligible Employee shall be granted an option for such proportion of the Total Allocated Shares, rounded down to the nearest whole Share, as the amount of Shares elected to be purchased by such Eligible Employee (as determined above) bears to the total Shares elected to be purchased by all Eligible Employees.

    B. The number of Shares for which options may be granted to each Eligible Employee shall be further subject to the following limitations:

        (i) no option shall be granted to any Eligible Employee who, immediately after the grant, would own stock possessing five percent (5%) or more of the total combined voting power or the value of all classes of stock of the Company, its Parent or any Subsidiary. In computing the stock ownership of any Eligible Employee for purposes of this limitation, the rules of Section 424(d) of the Code shall apply and stock which an Eligible Employee may purchase under outstanding options (whether or not such options are fully vested or entitled to special tax treatment under the Code) shall be treated as stock owned by that Eligible Employee.

        (ii) no option shall be granted to any Eligible Employee which, at the Date of Grant, would permit his rights to purchase stock under the Plan and all other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company, its Parent and Subsidiaries, to accrue at a rate exceeding $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time, as more fully defined in Section 423(b)(8) of the Code.

    C. The option exercise price shall be 85% of the fair market value of the Shares on the Date of Grant. Fair market value shall be the average of the bid and the asked prices as reported by The Nasdaq Stock Market in the Wall Street Journal, or, if the Shares are listed on an exchange, the closing price of the Shares on the exchange on the Date of Grant (or on the preceding regular business date on which Shares have been traded in the event that no Shares have been traded on such Date).

7.  Exercise; Delivery of Option Shares
    -----------------------------------

    A. The option belonging to any Eligible Employee shall be deemed exercised on the Date of Grant by applying the accumulated payroll deductions toward the option exercise price of the Shares to be purchased under the option. Any accumulated payroll deductions not expended with respect to any Date of Exercise will be returned to the Eligible Employee, except that any excess insufficient to purchase a whole Share at the option exercise price on any particular Date of Exercise will, for each Eligible Employee, be carried forward to the next Accumulation Period.

    B. Upon the deemed exercise of an option granted hereunder, or as soon thereafter as is reasonably practicable, the Company may deliver either unauthorized but unissued Shares or treasury Shares, at its option, to the Eligible Employee or to a custodian to be held for the benefit of the Eligible Employee. The Company shall be under no obligation to retain unissued any particular number of Shares at any time and no particular Shares shall be identified as those optioned. The Company may also, at its discretion, remit to the custodian the amount of payroll deductions made by the Company, together with such other funds as may be required for the custodian to make purchases of as many full Shares as may be purchased on behalf of each Eligible Employee. Upon receipt of the Shares so purchased, the custodian will allocate to the credit of each Eligible Employee that number of full Shares to which that Eligible Employee is entitled. Certificates representing the number of Shares to which the Eligible Employee is entitled shall be issued to the Eligible Employee at his written request. Unless otherwise requested, the certificate(s) evidencing the Eligible Employee's Shares will be held by and in the name of, or in the name of a nominee of, the custodian for the benefit of each Eligible Employee, who shall thereafter be a beneficial stockholder of the Company.

    C. Notwithstanding anything to the contrary contained herein, no option shall be granted under the Plan until all the following events occur and during the following periods of time:

        (i) Until this Plan is approved by the stockholders of the Company in the manner prescribed by the Code and the regulations thereunder;

        (ii) Until the Shares subject to option are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable; or

        (iii) During any period of time in which the Company deems that the exercisability of any option, the offer to sell the Shares subject to option, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more Shares than the Company is legally entitled to issue or sell.

8.  Plan and Options Not to Affect Employment
    -----------------------------------------

    Neither the Plan nor any option granted hereunder shall confer on any employee any right to continue in the employ of the Company, its Parent or any Subsidiary or interfere in any way with the right of the Company, its Parent or any Subsidiary to terminate his employment.

9.  Modification, Amendment, Suspension and Termination
    ---------------------------------------------------

    Options shall not be granted pursuant to this Plan after the expiration of ten years from and after the date of the adoption of the Plan by the Board. The Board reserves the right at any time, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of this Plan is required by the Code or the regulations thereunder to be approved by the stockholders of the Company in order to permit the granting of options under an "employee stock purchase plan" (as that term is defined in Section 423 of the Code and regulations thereunder) pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the stockholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board voluntarily submits a proposed modification, amendment, suspension or termination for stockholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for stockholder approval.

10. Effective Date of Plan
    ----------------------

    The Plan shall become effective on the date on which it is adopted by the Board, provided the Plan is approved within one (1) year after the effective date by the stockholders of the Company. The Company may commence payroll deductions on behalf of Eligible Employees pursuant to the Plan prior to approval by the stockholders of the Company, provided that the use of such accumulated funds to purchase Shares pursuant to the exercise of options hereunder is contingent upon satisfaction of the conditions of Paragraph 7C. of the Plan.

11. General Conditions
    ------------------

    A. Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed completed as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by him.

    B. Each of the options granted pursuant to this Plan is intended, if possible, to be an option granted under an employee stock purchase plan as that term is defined in Section 423 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Plan is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an option granted under an employee stock purchase plan, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

    C. Neither the Company nor any present or future Company affiliated with or subsidiary of the Company, nor any of their officers, directors, stockholders, stock option plan committees, employees or agents, shall have any liability to any Eligible Employee in the event an option granted pursuant to this Plan does not qualify as an option granted under an employee stock purchase plan as the term is used in Section 423 of the Code and the regulations thereunder, or in the event any Eligible Employee does not obtain the tax benefits of such an option granted under an employee stock purchase plan.

    D. References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

    E. The use of the masculine pronoun shall include the feminine gender whenever appropriate.

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If you would like to be on our stockholders mailing list to receive quarterly earnings information, please complete and return the adjacent card.

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

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                                                               SUNGARD (R)
                                                               DATA SYSTEMS INC.

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                  SunGard Data Systems Inc.
                  Investor Relations
                  1285 Drummers Lane - Suite 300
                  Wayne, PA 19087-1586


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